                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DO 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 8, 2005
               (Date of Report (Date of Earliest Event Reported))

                              UNITED BANCORP, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

            MICHIGAN                 0-16640           38-2606280
           ----------               ---------         ------------
  (State or other jurisdiction      Commission      (I.R.S. Employer
of incorporation or organization)   File Number    Identification No.)


                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                  --------------------------------------------
                    (Address of principal executive offices)

                                 (517) 423-8373
                                 --------------
               (Registrant's telephone number including area code)

                                 NOT APPLICABLE
                                 --------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 8, 2005, the Board of Directors of United Bancorp, Inc. approved employment contracts for 2005 and bonuses for 2004 for its executive officers.

The employment contracts include the following provisions:

      1. Term of contracts is twelve months (with the exception of Ms. Laurent Smith, whose contract term was fourteen months)

      2. Termination for cause results in compensation paid to the date of termination.

      3. Unless terminated for cause by mutual agreement, any other termination provides for continuation of salary for six months, which shall cease, however, if the employee secures employment sooner.

      4. In the event of change in control, if the employee is terminated or leaves on his own accord within twelve months of the date of change in control, the employee will receive continuation of salary for twelve months.

      5.    Confidential information is the property of the Company.

      6. The terminated employee is prohibited from soliciting employees or clients of the Company or subsidiary banks for one year following termination.

      7. Provides a non-compete clause within the subsidiary bank CRA areas for a term of one year.

      8.    Disputes will be resolved by arbitration.

These terms are unchanged from prior years. 2005 salary and 2004 bonus amounts are set forth in the table below.

                                                                                  2004           2005
NAME AND POSITION                                                                BONUS          SALARY
-----------------                                                                ------         ------
David S. Hickman, Chairman & Chief Executive Officer                            $ 92,377       $ 250,000
Robert K. Chapman, President                                                      82,441         250,000
Randal J. Rabe, Executive Vice President                                          52,521         190,000
Dale L. Chadderdon, Executive Vice President & Chief Financial Officer            37,013         138,600
Thomas C. Gannon, Senior Vice President - Human Resources & Communication         26,684         105,500
John A. Odenweller, Senior Vice President - Operations & Technology               27,480          94,185
Lori Laurent Smith, Senior Vice President and Chief Marketing Officer                 --          90,000

Discretionary bonuses are based on individual contributions to performance as measured by subjective and quantitative evaluations. The calculation of share of profits to be distributed to the plan participants is constructed to provide awards consistent with the increase in profits as measured by return on equity, and is subject to change with the approval of the Board of Directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (C)   EXHIBITS

10.1. Employment Agreement effective January 1, 2005, between United Bancorp, Inc. and David S. Hickman

10.2. Employment Agreement effective January 1, 2005, between United Bancorp, Inc. and Robert K. Chapman

10.3. Employment Agreement effective January 1, 2005, between United Bancorp, Inc. and Randal J. Rabe

10.4. Employment Agreement effective January 1, 2005, between United Bancorp, Inc. and Dale L. Chadderdon

10.5. Employment Agreement effective January 1, 2005, between United Bancorp, Inc. and Thomas C. Gannon

10.6. Employment Agreement effective January 1, 2005, between United Bancorp, Inc. and John A. Odenweller

10.7. Employment Agreement effective January 1, 2005, between United Bancorp, Inc. and Lori Laurent Smith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          UNITED BANCORP, INC.
                          (Registrant)

Date: February 28, 2005   By: /s/  Dale L. Chadderdon
                              -----------------------
                              (Principal Financial Officer)
                              Executive Vice President & Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.:                            Description:
------------                            -----------
10.1              Employment Agreement effective January 1, 2005, between United
                  Bancorp, Inc. and David S. Hickman

10.2              Employment Agreement effective January 1, 2005, between United
                  Bancorp, Inc. and Robert K. Chapman

10.3              Employment Agreement effective January 1, 2005, between United
                  Bancorp, Inc. and Randal J. Rabe

10.4              Employment Agreement effective January 1, 2005, between United
                  Bancorp, Inc. and Dale L. Chadderdon

10.5              Employment Agreement effective January 1, 2005, between United
                  Bancorp, Inc. and Thomas C. Gannon

10.6              Employment Agreement effective January 1, 2005, between United
                  Bancorp, Inc. and John A. Odenweller

10.7              Employment Agreement effective January 1, 2005, between United
                  Bancorp, Inc. and Lori Laurent Smith